UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

Global Infrastructure Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International stock markets overcame significant headwinds and generated robust returns over the six-month period ended April 30, 2011. Fallout from the ongoing European debt crisis, political and social unrest in the oil-rich Middle East and North Africa region, and the devastating Japanese earthquake roiled markets throughout the period. Investors looked past these challenges, however, and focused on strong corporate earnings, solid cash flow, and healthier balance sheets against the backdrop of a gradually improving global economy. Global infrastructure and utilities stocks underperformed the broader markets but still managed to post solid returns, benefiting from increased international trade and higher demand for power as the global economy gradually returns to growth.

PERFORMANCE COMPARISON

Your Global Infrastructure Fund recorded a 9.13% gain for the six-month period ended April 30, 2011, and outperformed the UBS World Infrastructure & Utilities Index. (Results for the fund’s Advisor Class were slightly lower, reflecting its higher expense ratio.) Our oil, gas, and consumable fuel stocks provided the biggest boost to the fund’s absolute performance, followed by transportation infrastructure, electric utilities, and multi-utilities. Gas utilities were some of our weakest stocks, but the industry still managed to post modestly positive returns for the fund. Our utilities holdings generated robust relative returns due to positive stock selection and an underweight position versus the UBS index. Stock selection in the industrial and business services sector weighed on relative performance, but the negative impact was lessened by a large overweight position in this strong-performing sector.

What the Dollar's Decline Means for Investors

The U.S. dollar's sharp decline against other major currencies in recent months has brought renewed attention to a longer-term trend. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies. As shown in the chart, the dollar has declined significantly since 2002, interrupted by a brief rise during the 2008–2009 credit crisis, a period when investors regarded the dollar as a "safe haven" currency.

The Falling Dollar

120
115
110
105
100
95
90
85
80
75
4/01
4/02
4/03
4/04
4/05
4/06
4/07
4/08
4/09
4/10
4/11

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. March 1973=100. Source: Federal Reserve.

Several factors have driven the decline in the dollar over the past decade. One factor has been the growing importance of other nations in the global economy—in particular, the rapid growth rate of emerging markets—which has increased demand for foreign currencies for trade and investment. Relatively low interest rates in the U.S. have also played a role, as capital has flowed to markets offering higher returns. The U.S. has financed persistent trade deficits by borrowing from foreign lenders, which has led to increased speculation that the U.S. will allow the dollar to weaken further to pay off its debt.

A declining U.S. dollar has generally been good news for U.S. investors in overseas markets, resulting in enhanced returns over much of the 10-year period. For example, the MSCI EAFE Index of developed international markets provided investors with an average annual return of 1.10% over the past 10 years in local currency terms, less than the 2.82% average return of the broad U.S. market as measured by the S&P 500 Index. When converted to dollars, however, the MSCI index returned an average of 5.74% per year over that period thanks to considerable appreciation in many global currencies.

Continued declines in the dollar are by no means guaranteed, however, and investors in international markets must take note that negative effects can occur when the dollar rises. For example, in the one-year period ended March 31, 2009, the MSCI EAFE Index plunged 36.50%, but U.S. investors in the same markets suffered an even steeper 46.20% loss due to a temporary resurgence in the dollar.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making investment decisions. Indeed, a declining dollar does not necessarily favor the profitability of non-U.S. firms versus their U.S. counterparts. The opposite may be the case as U.S. firms can benefit because a declining dollar makes goods produced in the U.S. more competitive in overseas markets and imports to the U.S. more expensive. In addition, U.S. firms may see higher profits as they repatriate revenue earned overseas.

STRATEGY REVIEW

Emerging markets such as China, India, and Brazil are investing hundreds of billions of dollars in infrastructure projects to help support and sustain their fast-growing economies. At the same time, developed markets such as the U.S. and Europe are in dire need of an infrastructure overhaul after decades of underfunding and neglect. As a result, an increasing number of publicly traded companies are positioned to benefit from massive infrastructure investments, providing investors with attractive opportunities for long-term growth and income.

Under normal conditions, the Global Infrastructure Fund invests at least 80% of its assets in the securities of infrastructure-related companies throughout the world, including the United States. The fund defines an infrastructure-related company as any firm that generates a majority of its revenues or profits from the infrastructure industry or commits a majority of its assets to activities related to the infrastructure industry. Infrastructure refers to transportation, communication, energy, and other essential services and may include companies involved in the construction, operation, or maintenance of the following:

• airports, seaports, toll roads, bridges, railways, and other transportation systems;

• telecommunication networks including wireless, satellite, cable, and others;

• power generation, storage, and distribution;

• utilities such as electricity, oil, gas, water, sewage, and other public services;

• courthouses, hospitals, schools, etc.; and

• services and materials necessary for the construction and operation of the physical structures and networks that provide these services.

We believe the combination of growth and income potential with generally low volatility offered by investments in utilities and infrastructure stocks could provide relatively strong performance compared with broader global equity markets. At the same time, the higher yield component and more predictable cash flows, particularly from utilities stocks, should give the portfolio some downside protection during rough times. Investors must remember, however, that this is a concentrated global stock portfolio and is therefore subject to risks from the global economy, currency fluctuation, political and regulatory concerns, and other challenges. The Global Infrastructure Fund is designed for long-term investors who are willing to accept the risks of international investing and who can accept the greater volatility of a narrow investment focus.

MARKET ENVIRONMENT

Four main themes characterized the global economy and stock markets over the past six months. First, the U.S. economy regained some growth momentum amid positive trends in industrial activity, employment, and consumer spending. A second round of quantitative easing from the Federal Reserve instituted last fall also boosted liquidity and contributed to the recovery. Second, emerging markets policymakers raised interest rates and withdrew liquidity in response to rising inflationary pressures, which weighed heavily on stocks in these markets. Third, political and social unrest in the Middle East and North Africa drove oil prices sharply higher, rattling the global economy and markets. And fourth, a devastating earthquake in Japan, coupled with an ensuing tsunami and nuclear crisis, rocked the country’s economy and markets.

Developed market stocks generated strong overall returns for the period. The U.S. was among the top performers amid positive economic data and robust corporate profits. Europe was also strong, boosted by a stronger euro versus the U.S. dollar. The sovereign debt crisis continued to simmer, however, resulting in heightened volatility among the most-affected markets—Greece, Spain, Portugal, and Ireland—as investors tried to determine if the European Union’s periodic efforts to keep a lid on the crisis would be successful. Japan managed a modest gain despite the earthquake. Singapore shares rose nicely, and an appreciating currency contributed to strong gains in Australia.

Emerging markets generally trailed their developed market peers, due largely to weakness in Asia and Latin America. Chinese stocks suffered from concerns that government efforts to cool inflation could also impede economic growth—concerns that also weighed on Brazilian markets. India was hit by a perfect storm of negative news amid a high-profile corruption scandal, rising food inflation, and unfavorable external trade balances.

PERFORMANCE REVIEW

From a sector perspective, utilities made the biggest contribution to absolute performance for the period. Electric utilities, multi-utilities, and independent power producers were the top industries. Spanish wind-energy firm Iberdrola Renovables posted favorable margins, and shares rose as interest in renewable energy resurfaced and the regulatory environment improved. The stock surged late in the period after the firm’s parent company took aggressive measures to buy out the remaining minority investors of the renewables unit. Qatar Electricity & Water also performed well. The firm is the dominant player in what may be the Middle East’s strongest economy and enjoys government support. Shares of Beijing Enterprises weighed on returns due to near-term margin pressure resulting from a lag in passing through gas price hikes to consumers. However, the company remains a core holding as we expect increased gas volumes from new long-distance pipelines, pricing adjustments when inflation slows, and attractive opportunities in new water projects. An exceptional dividend from U.K.-based International Power also provided a substantial boost to the portfolio. We have reduced our focus on regulated utilities in light of potential interest rate increases in developed markets and rising sovereign bond yields. We are looking at opportunities among merchant utilities, which could benefit from rising demand and a return of pricing power. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Our industrials and business services shares boosted overall returns. French infrastructure and construction firm Vinci performed well as the French economy stabilized. The company continues to manage its capital well and should see an upturn in construction and toll revenues as the country’s economic environment improves. Germany’s Fraport, which owns and operates the Frankfurt airport, generated attractive gains due to the increased commercial and passenger traffic resulting from a rebound in core European markets. Rail operators CSX and Union Pacific were also solid contributors as the U.S. economic recovery continued to gain steam. Shares of East Japan Railway fell sharply after the earthquake and ensuing crises severely disrupted passenger and cargo traffic in the company’s key Tokyo market. India’s IRB Infrastructure Developers and GMR Infrastructure were also significant detractors as the government struggled to control inflation and policy reform slowed.

Fund holdings in the energy infrastructure sector generated positive returns overall, with our oil, gas, and consumable fuels holdings performing particularly well in the wake of Middle East unrest. El Paso Corporation and the Williams Companies were two of the fund’s best overall performers. Both are high-quality oil and natural gas transportation, exploration, and production companies that should benefit from growing demand for their attractive shale assets. Canada’s Enbridge, a leading oil and gas distributor, also did well amid heightened oil demand and strong pricing power.

In terms of regional positioning, we increased our allocation to Europe during the period as key industries began to emerge from cyclical downturns, particularly in Italy and France. Select utilities in France should benefit as oil prices and gas prices increase. We marginally increased our exposure to Spain, where improvements in the country’s debt situation boosted market performance. Further improvement should continue to benefit the market. Our overall position in the U.K. remained largely unchanged, and we continue to favor water utilities that possess clear pricing power with inflation-linked tariffs.

In other developed markets, we are reducing our exposure to defensive utilities in North America after strong performance during a period of low interest rates, and we are continuing to look for opportunities in rail assets and gas pipelines. We are maintaining our underweight position in Japan. Despite having no nuclear exposure, some of our holdings such as Tokyo Gas were hurt by the market’s overall downdraft. We expect them to benefit going forward as investors sift through the market damage and refocus on high-quality companies with good earnings potential.

We continue to favor emerging markets, with emphasis on China and India. We believe that infrastructure companies will continue to do well in China as capital expenditures remain strong, supporting railways, power generation and transmission, and renewable energy. Commodity prices should move sideways or may correct over the next few months, which should be a positive development for resource-hungry Asian markets such as India. We are also looking for opportunities among attractively valued Brazilian utilities with good pricing power and consistent cash flows.

Among currencies, we are maintaining an overweight position in the Australian dollar, but we have reduced the size of our overweight. We currently are underweight in the U.S. dollar, with matching overweight positions in the Hong Kong dollar and select Middle Eastern currencies, which are pegged to the U.S. dollar. We also are underweight in the euro after a strong run, as well as the Japanese yen.

OUTLOOK

The global economy continues to recover from the recent downturn. Developed markets remain on a path toward moderate growth, and emerging markets are benefiting from sensible fiscal and monetary policies, increasing industrialization, and expanding consumer wealth. Corporations are in better overall financial shape than they have been in years, and earnings should continue to improve as the global economic recovery unfolds. Headwinds remain, however. Developed economies have yet to effectively address massive government debt problems, while emerging markets policymakers try to tame mounting inflationary pressures without undermining economic growth.

The current environment for infrastructure stocks appears favorable. Rising inflation often benefits infrastructure companies, particularly those with fees linked to inflation. In Asia, we expect the inflation cycle to peak by mid-2011 thanks to efforts to curb surging economic growth, which should appease investors and benefit markets in China and India. Global trade is likely to increase, driven by improving economic conditions and inventory restocking. We expect traffic to increase in developed markets, while growth in emerging markets should remain robust. Capital expenditures have picked up in emerging markets and should remain strong in developed markets as corporate spending supplants fading government stimulus.

Overall, we are positive on the market’s direction over the medium term as stock valuations still appear reasonable relative to historical norms. Although interest rates may trend upward as the global economy continues to recover, rising inflationary pressures mean that real interest rates are likely to remain relatively stable, providing an advantageous backdrop for infrastructure and utilities spending. We continue to believe that companies with pricing power and inflation protection will be winners in the current environment.

Respectfully submitted,

Susanta Mazumdar
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 23, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Because the fund concentrates its investments in infrastructure-related companies, it will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses, and increases in interest rates.

GLOSSARY

UBS World Infrastructure & Utilities Index: An index designed to track the performance of globally listed infrastructure stocks.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 4.3%		
Common Stocks 4.3%		
AGL Energy	16,992	271
Asciano	129,762	235
DUET Group	121,202	226
Origin Energy	40,920	733
Toll Holdings	19,610	121
Transurban Group	74,946	435
WorleyParsons	397	13
Total Australia (Cost $1,706)		2,034
BRAZIL 3.9%		
Common Stocks 2.7%		
Cia de Concessoes Rodoviaria	23,000	716
Energias do Brasil	7,500	186
Mills Estruturas e Servics de Engenharia	26,900	368
		1,270
Preferred Stocks 1.2%		
Companhia Entergetica Minas Gerais	27,500	563
		563
Total Brazil (Cost $1,384)		1,833
CANADA 2.4%		
Common Stocks 2.4%		
Enbridge	17,400	1,131
Total Canada (Cost $839)		1,131
CHINA 7.2%		
Common Stocks 7.2%		
Beijing Enterprises (HKD)	97,500	520
China Longyuan Power, H Shares (HKD)	241,600	248

China Merchants Holdings International (HKD)	80,000	371
China Railway Construction, H Shares (HKD)	95,000	84
China Resources Gas Group (HKD)	340,000	495
China Resources Power Holdings (HKD)	210,000	387
ENN Energy Holdings (HKD)	144,000	489
Shanghai Industrial (HKD)	6,000	24
Sichuan Expressway, H Shares (HKD)	514,000	311
Yingde Gases (HKD) (1)	217,000	198
Zhejiang Expressway, H Shares (HKD)	378,000	312
Total China (Cost $3,379)		3,439

FRANCE 9.5%

Common Stocks 9.5%

Alstom	3,477	231
Electricite de France	3,904	165
GDF Suez	27,694	1,133
Suez Environnement	27,562	635
Veolia Environnement	25,065	837
Vinci	22,964	1,534
Total France (Cost $4,030)		4,535

GERMANY 3.4%

Common Stocks 3.4%

E.ON	11,822	404
Fraport	7,213	577
RWE	9,941	649
Total Germany (Cost $1,677)		1,630

HONG KONG 2.2%

Common Stocks 2.2%

Cheung Kong Infrastructure	87,000	424

CLP Holdings	74,000	609
Total Hong Kong (Cost $900)		1,033

INDIA 5.5%

Common Stocks 5.5%

Adani Enterprises	4,779	68
Adani Power (1)	81,893	210
Container Corporation of India	9,021	235
Crompton Greaves	30,460	174
Gail India	49,450	531
GMR Infrastructure (1)	269,202	230
Gujarat State Petronet	80,044	177
GVK Power & Infrastructure (1)	166,349	91
IRB Infrastructure Developers	55,943	225
Jaiprakash Associates	117,088	245
Larsen & Toubro	1,201	43
Mundra Port & Special Economic Zone	83,981	273
Virginia Tech Wabag (1)	4,565	135
Total India (Cost $2,832)		2,637

INDONESIA 1.4%

Common Stocks 1.4%

Perusahaan Gas Negara	999,500	467
Sarana Menara Nusantara (1)	179,500	220
Total Indonesia (Cost $664)		687

ITALY 5.9%

Common Stocks 5.9%

Atlantia	38,928	958
Enel	200,639	1,430

Terna	81,136	406
Total Italy (Cost $2,271)		2,794
JAPAN 4.8%		
Common Stocks 4.8%		
Central Japan Railway	96	727
East Japan Railway	16,500	923
Electric Power Development	3,500	92
Tokyo Gas	119,000	531
Total Japan (Cost $2,423)		2,273
MALAYSIA 0.5%		
Common Stocks 0.5%		
Malaysia Airports Holdings	109,700	229
Total Malaysia (Cost $164)		229
MEXICO 1.0%		
Common Stocks 1.0%		
OHL Mexico (1)	222,200	463
Total Mexico (Cost $438)		463
NETHERLANDS 1.0%		
Common Stocks 1.0%		
Koninklijke Vopak	9,709	465
Total Netherlands (Cost $409)		465
PHILIPPINES 1.1%		
Common Stocks 1.1%		
Energy Development	1,445,300	228

Metro Pacific Investments	3,670,000	314
Total Philippines (Cost $411)		542

QATAR 1.1%

Common Stocks 1.1%

Qatar Electricity & Water	12,305	498
Total Qatar (Cost $371)		498

RUSSIA 0.7%

Common Stocks 0.7%

Globaltrans Investment, GDR (USD) (1)	16,506	327
Total Russia (Cost $241)		327

SINGAPORE 2.3%

Common Stocks 2.3%

Hutchison Port Holdings Trust, Equity Units (USD) (1)	283,000	260
Mapletree Industrial Trust, Equity Units	436,000	385
SembCorp Industries	96,000	424
Total Singapore (Cost $937)		1,069

SOUTH KOREA 0.6%

Common Stocks 0.6%

KEPCO Plant Service & Engineering	9,757	299
Total South Korea (Cost $423)		299

SPAIN 3.3%

Common Stocks 3.3%

Abertis Infraestructuras	34,604	820
Iberdrola Renovables	62,925	288

Red Electrica	6,923	442
Total Spain (Cost $1,194)		1,550

SWITZERLAND 1.3%

Common Stocks 1.3%

ABB	22,193	613
Total Switzerland (Cost $465)		613

UNITED ARAB EMIRATES 0.9%

Common Stocks 0.9%

DP World (USD)	670,979	450
Total United Arab Emirates (Cost $326)		450

UNITED KINGDOM 4.5%

Common Stocks 4.5%

Centrica	183,647	984
International Power	82,953	458
United Utilities	67,297	710
Total United Kingdom (Cost $1,932)		2,152

UNITED STATES 26.5%

Common Stocks 26.5%

AES (1)	46,900	621
American Electric Power	18,900	689
American Tower, Class A (1)	14,800	774
Calpine (1)	28,300	474
CenterPoint Energy	28,300	526
Constellation Energy Group	11,500	419
Crown Castle International (1)	16,300	699

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 4/30/11
Investment Income (Loss)		
Dividend income (net of foreign taxes of $30)		$ 592
Expenses		
Investment management		157
Shareholder servicing		
Investor Class		41
Prospectus and shareholder reports		
Investor Class	$ 9	
Advisor Class	1	10
Custody and accounting		109
Registration		43
Legal and audit		14
Directors		3
Miscellaneous		8
Reductions of fees and expenses		
Investment management fees waived		(114)
Expenses reimbursed by manager		(54)
Total expenses		217
Net investment income		375
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities (net of foreign taxes of $6)		462
Foreign currency transactions		(26)
Net realized gain		436
Change in net unrealized gain (loss)		
Securities		3,006
Other assets and liabilities denominated in foreign currencies		2
Change in net unrealized gain		3,008
Net realized and unrealized gain		3,444
INCREASE IN NET ASSETS FROM OPERATIONS		$ 3,819

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Infrastructure Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide long-term growth of capital. Income is a secondary objective. The fund has two classes of shares: the Global Infrastructure Fund original share class, referred to in this report as the Investor Class, offered since January 27, 2010, and the Global Infrastructure Fund – Advisor Class (Advisor Class), offered since January 27, 2010. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2011, approximately 24% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $16,231,000 and $6,300,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $136,000 of unused capital loss carryforwards, which all expire in fiscal 2018.

At April 30, 2011, the cost of investments for federal income tax purposes was $42,330,000. Net unrealized gain aggregated $5,039,000 at period-end, of which $6,216,000 related to appreciated investments and $1,177,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and $26,000 of foreign capital loss carryforwards, that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price Singapore Private Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $114,000 were waived and expenses in the amount of $54,000 were reimbursed by Price Associates during the six months ended April 30, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $402,000 remain subject to repayment at April 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $31,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 560,714 shares of the fund, representing 14% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contract (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price Singapore Private Ltd. (Subadvisor). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and a new investment subadvisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd becoming the fund’s new investment subadvisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or materially to change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s since-inception return and compared this return with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and in light of the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisor) from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee rate that resulted from applicable fee waivers or expenses paid by the Advisor) was below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contract (and the inclusion of an additional breakpoint in the group fee schedule). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered and in light of the fund’s limited operating history, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011